                                                                Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------x
                                                 :
In re                                            :   Chapter 11
                                                 :
SOLUTIA INC., ET AL.,                            :   Case No. 03-17949 (PCB)
                                                 :
    Debtors.                                     :   (Jointly Administered)
                                                 :
                                                 :
-------------------------------------------------x

THIS ORDER APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                       ORDER TO SHOW CAUSE SCHEDULING
              HEARING TO CONSIDER DEBTORS' MOTION FOR AN ORDER
      PURSUANT TO SECTIONS 105(a), 362(a)(3) AND 541 OF THE BANKRUPTCY
           CODE (A) LIMITING CERTAIN TRANSFERS OF EQUITY INTERESTS
         IN SOLUTIA INC. AND (B) APPROVING RELATED NOTICE PROCEDURES
         -----------------------------------------------------------

         Upon the Debtors' Motion for an Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures (the "Motion"); and

         IT APPEARING that the Debtor requires immediate relief establishing Notice and Hearing Procedures for trading in Solutia's Equity Interests (as defined below) or the Options (as defined below), because such trading could result in the irrevocable loss of the Debtors' tax net operating losses ("NOLs") and, unless immediate relief is granted, the Debtors, their creditors and their estates are likely to suffer irreparable harm; and

         IT FURTHER APPEARING from the affidavit of Richard M. Cieri, annexed to the Motion as Exhibit D, that unrestricted trading in Solutia's Equity Interests will result in the loss of NOLs by operation of section 382 of the Internal Revenue Code of 1986, as amended (the "IRC"), and such trading may be imminent, making formal notice impractical under these circumstances because any delay in the relief requested will immediately and irreparably diminish the estates and undermine the Debtors' ability to successfully emerge from these chapter 11 cases, it is

         NOW, on the motion of Kirkland and Ellis LLP as counsel for the Debtors, IT IS HEREBY ORDERED THAT:

         1. All parties in interest show cause before this Court on the 1st of February 2006 at 2:30 p.m. Eastern Time, or as soon thereafter as counsel can be heard (the "Hearing"), in Room 701 of the United States Bankruptcy
Court for the Southern District of New York, One Bowling Green, New York,
New York, why an order should not be entered establishing notification procedures regarding transfers and trading of Equity Securities as set forth in the Motion in accordance with sections 105(a) and 362 of chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the
"Bankruptcy Code").

         2. Pending the Hearing, all sales or other transfers of Equity Securities or Options, in violation of the Notice and Hearing Procedures (as defined below), by Substantial Equityholders (as defined below) or that result in an entity becoming a Substantial Equityholder are prohibited and shall be void ab initio.
              -- ------

         3. The following notice and hearing procedures (the "Notice and Hearing Procedures") are hereby approved, pending the Hearing:

A.       NOTICE PROCEDURES FOR TRANSFERS OF EQUITY SECURITIES

         (1)      Notice of Substantial Equityholder Status. Any person or
                  -----------------------------------------
                  entity (as defined for purposes of section 382 of the IRC and the Treasury Regulations thereunder that currently Beneficially Owns (as defined below) at least 4,700,681 shares (representing approximately 4.5% of all issued and outstanding shares) of the of the Equity Securities (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors' counsel a notice of such status in the form attached as Exhibit B(1) to the Motion on or
                                       ------------
                  before the date that is thirty days after the entry of
                  this Order.

                  (a)      Beneficial Ownership. For purposes of this Order,
                           --------------------
                           beneficial ownership ("Beneficial Ownership") of an "Equity Interest" (as defined in section 101 of the Bankruptcy Code) in and of Solutia (the "Equity Interests") or an Option (as defined below) with respect to either (each of the foregoing, an "Interest"), consistent with section 382 of the IRC (including attribution rules), includes:

                           (i)      title ownership;

                           (ii)     direct and indirect ownership (for
                                    example, a holding company would be
                                    considered to "beneficially own" all
                                    Interests owned or acquired by its
                                    subsidiaries);

                           (iii)    ownership by family members;

                           (iv) ownership by persons acting in concert to make a coordinated acquisition of an Interest; and

                           (v) ownership of an Interest that a holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, an Interest subject to risk of forfeiture or a contract to acquire an Interest, regardless of whether such Interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option").

         (2)      Acquisition of Equity Securities. Prior to effecting any
                  --------------------------------
                  acquisition of a Beneficial Ownership in the Equity Securities (including the acquisition of Option to acquire the Equity Securities) that would result in an increase in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity (as defined for purposes of section 382 of the IRC) becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Interest (an "Equity Acquisition Notice"), in the form attached as Exhibit B(2)
                                                                ------------
                  to the Motion, specifically and in detail describing the intended transaction acquiring the Equity Securities.

         (3)      Disposition of Equity Securities. Prior to effecting any
                  --------------------------------
                  disposition of a Beneficial Ownership in the Equity Securities (including the disposition of an Option to acquire the Equity Securities) that would result in a decrease in the amount of the Equity Securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity (as defined for purposes of section 382 of the IRC) ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Interest (an "Equity Disposition Notice"), in the form attached as Exhibit B(3) to the Motion, specifically and
                              ------------
                  in detail describing the intended transaction disposing of the Equity Securities.

         (4)      Objection Procedures. No later than the date that is
                  --------------------
                  thirty calendar days after the Debtors' actual receipt of an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or a Proposed Equity Transferee, as the case may be, an objection to any proposed transfer of the Equity Securities described in an Equity Acquisition Notice or an Equity Disposition Notice, as the case may be, on the grounds that such transfer would adversely affect the Debtors' ability to utilize their NOLs (an "Objection").

                  (a) If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, shall not be effective unless approved by an order of this Court, after notice and a hearing and such order is not subject to appeal, stay, modification or reconsideration.

                  (b) If the Debtors do not timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction, as the case may be, may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as the case may be.

                  (c) Any further transactions beyond the scope of the Equity Acquisition Notice or Equity Disposition Notice, as the case may be, must separately follow the notice procedure as set forth herein.

B.       OTHER NOTICE PROCEDURES

         (1)      Service of Procedures Notice. Following entry of this
                  ----------------------------
                  Order, the Debtors shall deliver a copy of the Notice of
                  (A) Notification procedures Applicable to Substantial Holders of Equity Securities and (B) Notification and Hearing Procedures for Trading in Equity Securities (the "Notice of Notification Procedures") (a copy of which is attached as Exhibit C to the Motion) to the entities
                              ---------
                  listed below. The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these Notice Procedures and the relevant notices described herein.

                  (a) the United States Trustee for the Southern District of New York,

                  (b) counsel to the official committee of unsecured creditors,

                  (c)      counsel to the official committee of retirees,

                  (d) counsel to the official committee of equity security holders,

                  (e)      counsel to the agents for the Debtors'
                           post-petition secured bank lenders,

                  (f) the indenture trustee for each of the public debt securities issued or guaranteed by the Debtors,

                  (g) the labor organizations that are party to collective bargaining agreements with the Debtors,

                  (h) counsel to any ad hoc committees for the public debt securities issued or guaranteed by the Debtors,

                  (i)      Pharmacia Corporation,

                  (j)      Monsanto Company,

                  (k)      the Securities and Exchange Commission,

                  (l)      the Internal Revenue Service,

                  (m) those parties who have formally appeared and requested service in these cases pursuant to Bankruptcy Rule 2002;

                  (n)      the transfer agents for Solutia's Equity
                           Securities; and

                  (o) any shareholder holding 4.5% or more of Solutia's issued and outstanding Equity Securities.

         (2) Upon receipt of the Notice of Notification Procedures, any transfer agent(s) for any Equity Securities shall, at least once every three months during the pendency of these chapter 11 cases, deliver the Notice of Notification Procedures to all holders of the Equity Securities registered with such transfer agent(s).

                  (a) Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such Equity Securities and so on down the chain of ownership.

                  (b) Any person or entity in their individual capacity (a "Prospective Seller") and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling Beneficial Ownership in 4,700,681 shares, or more, of Equity Securities to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.

         (3) The Debtors shall publish the Notice of Notification Procedures in the domestic editions of the Wall Street Journal and the New York Times.

         4. The requirements set forth in these Notice and Hearing Procedures are in addition to the requirements of applicable securities, corporate and other laws and do not excuse compliance therewith.

         5. Any responses or objections to the relief requested herein must be in writing, shall conform to the Federal Rules of Bankruptcy
Procedure and the Local Rules of the Bankruptcy Court, and shall be filed with the Bankruptcy Court electronically by registered users of the Bankruptcy Court's case filing system (the User's Manual for the Electronic Case Filing System can be found at www.nysb.uscourts.gov, the official website for the Bankruptcy Court) and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Format (PDF), Wordperfect or any other Windows-based word processing format (in either case, with a hard-copy delivered directly to Chambers), and shall be served upon (i) Kirkland & Ellis LLP, Citigroup Center, 153 East 53rd Street,
New York, New York 10022 (Attn: Michael J. Frishberg, Esq.), (ii) the Office of the United States Trustee for the Southern District of New York, 33 Whitehall Street, 21st floor, New York, New York 10004 (Attn: Greg Zipes, Esq.), (iii) Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606 (Attn: Timothy R. Pohl, Esq. and Samuel S. Ory, Esq.), counsel for the agents for the Debtors' postpetition secured lenders, (iv) Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 (Attn: Bennett S. Silverberg, Esq.), counsel for the agents for the Debtors' postpetition secured lenders, (v) Akin, Gump, Strauss, Hauer & Feld, LLP, 590 Madison Avenue, New York, New York 10022 (Attn:
Daniel H. Golden, Esq.), counsel for the official committee of unsecured creditors, (vi) Weil Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Attn: John Rapisardi, Esq.), counsel for the prepetition ad hoc committee of Solutia senior secured noteholders, (vii) Spencer Fane Britt Browne LLP, 1 North Brentwood Boulevard, Tenth Floor, St. Louis, Missouri 63105 (Attn: Nicholas A. Franke, Esq.), counsel to the official committee of retirees, (viii) Haskell Slaughter Young & Rediker LLC, 1400 Park Place
Tower, 2001 Park Place North, Birmingham, Alabama 35203 (Attn: R. Scott Williams, Esq.), counsel to the official committee of retirees, (ix)
Pillsbury Winthrop Shaw Pittman LLP, 650 Town Center Drive, Seventh Floor, Costa Mesa, California 92626 (Attn: Craig A. Barbarosh, Esq.), counsel to the official committee of equity security holders, and (x) all persons or entities that have served and filed notices of appearance in these chapter
11 cases pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure, so as to be received no later than JANUARY 5, 2006 AT 5:00 P.M.

         6. The Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the implementation of this Order.


Dated:                   , 2005
       ------------------
       New York, New York


                                        ------------------------------
                                        PRUDENCE CARTER BEATTY
                                        UNITED STATES BANKRUPTCY JUDGE